SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
May 13, 2002

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5. Other Events

On May 13, 2002, the Registrant announced that, in connection with the various liens, pledges, and guarantees which became effective on April 4, 2002 under certain credit and security agreements entered into by Nortel Networks Limited (“NNL”), the Registrant’s principal direct operating subsidiary, and various of NNL’s subsidiaries, following Moody’s Investors Services, Inc.’s lowering of NNL’s United States senior long-term debt rating below investment grade to Ba3, the Registrant intends to file: (i) audited consolidated financial statements of the Registrant for the three years ended December 31, 2001; and (ii) audited financial statements of Nortel Networks S.A. (“NNSA”), a subsidiary of NNL, for the three years ended December 31, 2001. The historical consolidated financial statements of the Registrant have been supplemented in accordance with Rule 3-10 of Regulation S-X under the Securities Act of 1933 to include certain supplemental consolidating financial data, illustrating, in separate columns, the composition of (i) the Registrant, (ii) NNL, (iii) certain wholly-owned subsidiaries of NNL which have guaranteed NNL’s obligations under certain credit agreements and outstanding public debt securities, (iv) either wholly-owned subsidiaries of the Registrant whose shares have been pledged or the remaining subsidiaries of the Registrant which are not providing liens, pledges, or guarantees, (v) eliminations, and (vi) the consolidated total. Other than the inclusion of such supplemental financial disclosure and disclosure related to certain events that occurred subsequent to the filing of the original historical audited consolidated financial statements, the Registrant’s historical audited consolidated financial statements remain unchanged. Such financial statements of the Registrant are attached to this Form 8-K as Exhibit 99.1 and are incorporated herein by reference. The financial statements of NNSA are being filed in accordance with Rule 3-16 of Regulation S-X under the Securities Act of 1933 as a result of the pledge of NNSA shares being provided under such credit and security agreements. Such financial statements of NNSA are attached to this Form 8-K as Exhibit 99.2 and are incorporated herein by reference. The consolidated financial statements of the Registrant included in this Current Report on Form 8-K supercede the historical consolidated financial statements included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed on March 11, 2002.

On May 13, 2002, the Registrant announced that it and NNL intend to file a shelf registration statement on Form S-3 with the United States Securities and Exchange Commission and a preliminary base shelf prospectus with the securities regulatory authorities in the provinces and territories of Canada with respect to an aggregate of US$2.5 billion of various securities. If such shelf registration statement and preliminary base shelf prospectus are approved by the applicable securities regulatory authorities, the Registrant may be able to offer for sale, by prospectus supplement, common shares, preferred shares, debt securities, guarantees of debt securities, warrants to purchase equity or debt securities, share purchase contracts, and share purchase or equity units (subject to certain approvals), and NNL may be able to offer for sale, by prospectus supplement, debt securities guaranteed by the Registrant. The Registrant’s press release relating to such filings is attached to this Form 8-K as Exhibit 99.7 and is incorporated herein by reference.

In addition, on May 13, 2002, NNL announced that it and Nortel Networks Capital Corporation, a wholly owned indirect finance subsidiary of NNL, intend to withdraw their existing U.S. shelf registration statement currently pertaining to an aggregate of up to US$1.0 billion of debt securities and warrants to purchase debt securities.

Certain information incorporated by reference into the Canadian preliminary base shelf prospectus, including certain historical consolidated financial statements of the Registrant prepared in accordance with Canadian generally accepted accounting principles, is attached hereto as Exhibits 99.3, 99.4, 99.5, and 99.6 for purposes of incorporation by reference herein and into the shelf registration statement on Form S-3.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

23.1	Consent of Deloitte & Touche LLP regarding Exhibit 99.1.
23.2	Consent of Deloitte Touche Tohmatsu regarding Exhibit 99.2.
23.3	Consent of Deloitte & Touche LLP regarding Exhibit 99.3.
99.1	Audited Consolidated Financial Statements and the notes thereto of the Registrant, prepared in accordance with United States generally accepted accounting principles, for the three years ended December 31, 2001. The independent auditors’ report with respect to these Consolidated Financial Statements is dated as of February 1, 2002, except as to notes 20 and 21, which are as of April 21, 2002.
99.2	Audited Financial Statements and the notes thereto of Nortel Networks S.A., prepared in accordance with United States generally accepted accounting principles, for the three years ended December 31, 2001. The independent auditors’ report with respect to these Financial Statements is dated as of May 7, 2002.
99.3	Audited Consolidated Financial Statements and notes thereto of the Registrant, prepared in accordance with Canadian generally accepted accounting principles, for the three years ended December 31, 2001. The independent auditors’ report with respect to these Consolidated Financial Statements is dated as of February 1, 2002.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations — Canadian (GAAP) Supplement for the three years ended December 31, 2001.
99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations — Canadian (GAAP) Supplement of the Registrant for the three month period ended March 31, 2002.
99.6	Material Change Report of the Registrant dated April 12, 2002 relating to: (i) the Registrant’s response on April 4, 2002 to the announcement that Moody’s Investors Services, Inc. (“Moody’s) downgraded the credit ratings of the Registrant and certain of its subsidiaries to below investment grade, and that as a result of Moody’s ratings downgrade, various liens, pledges and guarantees became effective under certain credit and security agreements entered into by Nortel Networks Limited and Nortel Networks Inc. (collectively, “Nortel Networks”), and various direct and indirect subsidiaries of Nortel Networks Limited; (ii) the Registrant’s announcement on April 9, 2002 of: (A) its expected business performance for the first quarter of 2002; and (B) Nortel Networks notice to its banks that Nortel Networks would fully draw on its April 2001 U.S.$1.75 billion bank facilities and planned to exercise its one year term loan option to obtain an additional year of liquidity under the facilities; and (iii) the Registrant’s announcement on April 10, 2002 that: (A) Nortel Networks amended and extended its April 2001 364-day revolving bank credit facilities for an additional 364 days; and (B) Nortel Networks planned to repay the drawn amount later on April 10, 2002.
99.7	Press Release dated May 13, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By: /s/ DOUGLAS C. BEATTY Douglas C. Beatty Controller

By: /s/ BLAIR F. MORRISON Blair F. Morrison Assistant Secretary

Dated: May 13, 2002

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